UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2017

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Century Aluminum Company (the “Company”) intends to file a Registration Statement on Form S-3 (the “Universal Shelf Registration Statement”) with the Securities and Exchange Commission pursuant to which the Company may, from time to time, offer an indeterminate amount of securities, which may include securities that are guaranteed by certain of the Company's subsidiaries. The Company is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.
The Company is disclosing condensed consolidating financial information of its subsidiaries in a new Note 20 to its previously issued consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Form 10-K") and a new Note 16 to its previously issued consolidated financial statements contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 2017 (the "2017 Form 10-Q") These consolidated financial statements, as updated to include new Note 20 and Note 16, are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The Company is filing this Form 8-K for the sole purpose of incorporating its contents and the exhibits hereto into the Universal Shelf Registration Statement. All other information in the Company's 2016 Form 10-K and 2017 Form 10-Q remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures in the 2016 Form 10-K or 2017 Form 10-Q, nor does it reflect any subsequent information or events, other than the inclusion of the supplemental guarantor financial information. The consolidated financial statements filed herewith under Exhibits 99.1 and 99.2 should be read in conjunction with the 2016 Form 10-K, 2017 Form 10-Q and the Company’s other filings made with the SEC subsequent to the filing of the 2016 Form 10-K and 2017 Form 10-Q.
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche, LLP
99.1
Consolidated Financial Statements of Century Aluminum Company and Notes thereto for the year ended December 31, 2016, as supplemented to include Note 20 (condensed consolidating guarantor financial information).

99.2
Consolidated Financial Statements of Century Aluminum Company and Notes thereto for the three months ended March 31, 2017, as supplemented to include Note 16 (condensed consolidating guarantor financial information).

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	July 28, 2017	By:	/s/ JESSE E. GARY
			Name:	Jesse E. Gary
			Title:	Executive Vice President, General Counsel & Secretary

INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche, LLP
99.1
Consolidated Financial Statements of Century Aluminum Company and Notes thereto for the year ended December 31, 2016, as supplemented to include Note 20 (condensed consolidating guarantor financial information).

99.2
Consolidated Financial Statements of Century Aluminum Company and Notes thereto for the three months ended March 31, 2017, as supplemented to include Note 16 (condensed consolidating guarantor financial information).

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document